                                                               EXHIBIT 4.(c)(iv)

                            INDEMNIFICATION AGREEMENT



         THIS AGREEMENT is entered into, effective as of June 14, 1993 between Madge Networks N.V., a corporation organized under the laws of The Netherlands (the "Company"), and Robert Madge ("Indemnitee").

         WHEREAS, it is essential to the Company and its subsidiaries to retain and attract as directors and officers the most capable persons available;

         WHEREAS, Indemnitee is a director and/or officer of the Company or a subsidiary of the Company;

         WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims currently being asserted against directors and officers of corporations; and

         WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued and effective service to the Company and its subsidiaries, and in order to induce Indemnitee to provide services to the Company or one of its subsidiaries as a director or an officer, the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the coverage of Indemnitee under the Company's directors' and officers' liability insurance policies.

         NOW, THEREFORE, in consideration of the above premises and of Indemnitee's continuing to serve the Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties agree as follows:

         1.       Certain Definitions:

         a.       Board: the Board of the Company.

                  b. Change in Control: shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities, or
(ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company's assets.

                  c. Expenses: any expense, liability, or loss, including attorneys' fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed as a result of the actual or deemed receipt of any payments under this Agreement, paid or incurred in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding relating to any Indemnifiable Event.

                  d. Indemnifiable Event: any event or occurrence that takes place either prior to or after the execution of this Agreement, related to the fact that Indemnitee is or was a director or an officer of the Company or a subsidiary of the Company, or while a director or officer is or was serving at the request of the Company as a director, officer, employee, trustee, agent, or fiduciary of another foreign or domestic corporation, partnership, joint venture, employee benefit plan, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation, or related to anything done or not done by Indemnitee in any such capacity, whether or not the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent of the Company, as described above.

                  e. Independent Counsel: the person or body appointed in connection with Section 3.


                  f. Potential Change in Control: shall be deemed to have occurred if (i) the Company enters into an agreement or arrangement, the consummation of which would result in the occurrence of a Change in Control;
(ii) any person (including the Company) publicly announces an intention to take or to consider taking actions that, if consummated, would constitute a Change in Control; (iii) any person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), who is or becomes the Beneficial

Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding Voting Securities, increases his beneficial ownership of such securities by 5% or more over the percentage so owned by such person on the date hereof, or (iv) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

                  g. Proceeding: any threatened, pending, or completed action, suit, or proceeding, or any inquiry, hearing, or investigation, whether conducted by the Company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit, or proceeding, whether civil, criminal, administrative, investigative, or other.

                  h. Reviewing Party: the person or body appointed in accordance with Section 3.


                  i. Voting Securities: any securities of the Company that vote generally in the election of directors.

         2.       Agreement to Indemnify.


                  a. General Agreement. In the event Indemnitee was, is, or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Proceeding by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee from and against any and all Expenses to the fullest extent permitted by law, as the same exists or may hereafter be amended or interpreted (but in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the Company to provide broader indemnification rights than were permitted prior thereto). The parties hereto intend that this Agreement shall provide for indemnification in excess of that expressly permitted by statute, including, without limitation, any indemnification provided by the Company's Articles of Association, vote of its shareholders or disinterested directors, or applicable law.

                  b. Initiation of Proceeding. Notwithstanding anything in this Agreement to the contrary, Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Proceeding initiated by Indemnitee against the Company or any director or officer of the Company or a subsidiary of the Company unless (i) the Company has joined in or the Board has consented to the initiation of such Proceeding; (ii) the Proceeding is one to enforce indemnification rights under Section 5; or (iii) the Proceeding is instituted after a Change in Control and Independent Counsel has approved its initiation.

                  c. Expense Advances. If so requested by Indemnitee, the Company shall advance (within ten business days of such request) any and all Expenses to Indemnitee (an "Expense Advance"); provided that, if and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid. If Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, as provided in Section 4, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or have lapsed). Indemnitee's obligation to reimburse the Company for Expense Advances shall be unsecured and no interest shall be charged thereon.

                  d. Mandatory Indemnification. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits in defense of any Proceeding relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

                  e. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

                  f. Prohibited Indemnification. No indemnification pursuant to this Agreement shall be paid by the Company in the event Indemnitee is found in the applicable Proceeding to have committed gross negligence or an intentionally wrongful act.

         3. Reviewing Party. Prior to any Change in Control, the Reviewing Party shall be any appropriate person or body consisting of a member or members of the Board or any other person or body appointed by the Board who is not a party to the particular Proceeding with respect to which Indemnitee is seeking indemnification; after a Change in Control, the Reviewing Party shall be the Independent Counsel referred to below. With respect to all matters arising after a Change in Control (other than a Change in Control approved by a majority of the directors on the Board who were directors immediately prior to such Change in Control) concerning the rights of Indemnitee to indemnity payments and Expense Advances under this Agreement or any other agreement or under applicable law or the Company's Articles of Association now or hereafter in effect relating to indemnification for Indemnifiable Events, the Company shall seek legal advice only from Independent Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company or the Indemnitee (other than in connection with indemnification matters) within the last five years. The Independent Counsel shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement. Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent the Indemnitee should be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the Independent Counsel and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities, loss, and damages arising out of or relating to this Agreement or the engagement of Independent Counsel pursuant hereto.

         4.       Indemnification Process and Appeal.

                  a. Indemnification Payment. Indemnitee shall be entitled to indemnification of Expenses, and shall receive payment thereof, from the Company in accordance with this Agreement as soon as practicable after Indemnitee has made written demand on the Company for indemnification, unless the Reviewing Party has given a written opinion to the Company that Indemnitee is not entitled to indemnification under applicable law.

                  b. Suit to Enforce Rights. Regardless of any action by the Reviewing Party, if Indemnitee has not received full indemnification within thirty days after making a demand in accordance with Section 4(a), Indemnitee shall have the right to enforce its indemnification rights under this Agreement by commencing litigation in any court in The Netherlands having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any determination by the Reviewing Party or any aspect thereof. The Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party not challenged by the Indemnitee shall be binding on the Company and Indemnitee. The remedy provided for in this Section 4 shall be in addition to any other remedies available to Indemnitee in law or equity.

                  c. Defense to Indemnification, Burden of Proof, and Presumptions. It shall be a defense to any action brought by Indemnitee against the Company to enforce this Agreement (other than an action brought to enforce a claim for Expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the Company) that it is not permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed. In connection with any such action or any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proving such a defense or determination shall be on the Company. Neither the failure of the Reviewing Party or the Company (including its Board, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action by Indemnitee that indemnification of the claimant is proper under the circumstances because he has met the standard of conduct set forth in applicable law, nor an actual determination by the Reviewing Party or Company (including its Board, independent legal counsel, or its shareholders) that the Indemnitee had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. For purposes of this Agreement, the termination of any claim, action, suit, or proceeding, by judgment, order, settlement (whether with or without court approval), conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

         5. Indemnification for Expenses Incurred in Enforcing Rights. The Company shall indemnify Indemnitee against any and all Expenses and, if requested by Indemnitee, shall (within ten business days of such request), advance such Expenses to Indemnitee, that are incurred by Indemnitee in connection with any claim asserted against or action brought by Indemnitee for

                  (i) indemnification of Expenses or Expense Advances by the Company under this Agreement or any other agreement or under applicable law or the Company's Articles of Association now or hereafter in effect relating to indemnification for Indemnifiable Events, and/or

                  (ii) recovery under directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, Expense Advances, or insurance recovery, as the case may be.

         6.       Notification and Defense of Proceeding.


                  a. Notice. Promptly after receipt by Indemnitee of notice of the commencement of any Proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but the omission so to notify the Company will not relieve it from any liability that it may have to Indemnitee, except as provided in Section 6(c).

                  b. Defense. With respect to any Proceeding as to which Indemnitee notifies the Company of the commencement thereof, the Company will be entitled to participate in the Proceeding at its own expense and except as otherwise provided below, to the extent the Company so wishes, it may assume the defense thereof with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense of any Proceeding, the Company will not be liable to Indemnitee under this Agreement or otherwise for any Expenses subsequently incurred by Indemnitee in connection with the defense of such Proceeding other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ his own counsel in such Proceeding, but all Expenses related thereto incurred after notice from the Company of its assumption of the defense shall be at Indemnitee's expense unless: (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee has reasonably determined that there may be a conflict of interest between Indemnitee and the Company in the defense of the Proceeding, (iii) after a Change in Control, the employment of counsel by Indemnitee has been approved by the Independent Counsel, or (iv) the Company shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which case all Expenses of the Proceeding shall be borne by the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the determination provided for in (ii) above.

                  c. Settlement of Claims. The Company shall not be liable to indemnify Indemnitee under this Agreement or otherwise for any amounts paid in settlement of any Proceeding effected without the Company's written consent, provided, however, that if a Change in Control has occurred, the Company shall be liable for indemnification of Indemnitee for amounts paid in settlement if the Independent Counsel has approved the settlement. The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor the Indemnitee will unreasonably withhold their consent to any proposed settlement. The Company shall not be liable to indemnify the Indemnitee under this Agreement with regard to any judicial award if the Company was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action; the Company's liability hereunder shall not be excused if participation in the Proceeding by the Company was barred by this Agreement.

         7. Establishment of Trust. In the event of a Change in Control or a Potential Change in Control, the Company shall, upon written request by Indemnitee, create a Trust under the law of an appropriate jurisdiction which recognizes trusts as legal entities for the benefit of the Indemnitee and from time to time upon written request of Indemnitee shall fund the Trust in an amount sufficient to satisfy any and all Expenses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for, participating in, and/or defending any Proceeding relating to an Indemnifiable Event. The amount or amounts to be deposited in the Trust pursuant to the foregoing funding obligation shall be determined by the Reviewing Party. The terms of the Trust shall provide that upon a Change in Control, (i) the Trust shall not be revoked or the principal thereof invaded, without the written consent of the Indemnitee, (ii) the Trustee shall advance, within ten business days of a request by the Indemnitee, any and all Expenses to the Indemnitee (and the Indemnitee hereby agrees to reimburse the Trust under the same circumstances for which the Indemnitee would be required to reimburse the Company under
Section 2(c) of this Agreement), (iii) the Trust shall continue to be funded by the Company in accordance with the funding obligation set forth above, (iv) the Trustee shall promptly pay to the Indemnitee all amounts for which the Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise, and (v) all unexpended funds in the Trust shall revert to the Company upon a final determination by the Reviewing Party or a court of competent jurisdiction, as the case may be, that the Indemnitee has been fully indemnified under the terms of this Agreement. The Trustee shall be chosen by the Indemnitee. Nothing in this Section 7 shall relieve the Company of any of its obligations under this Agreement. All income earned on the assets held in the Trust shall be reported as income by the Company for federal, state, local, and foreign tax purposes. The Company shall pay all costs of establishing and maintaining the Trust and shall indemnify the Trustee against any and all expenses (including attorneys' fees), claims, liabilities, loss, and damages arising out of or relating to this Agreement or the establishment and maintenance of the Trust.

         8. Non-Exclusivity. The rights of Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Company's Articles of Association, applicable law, or otherwise. To the extent that a change in applicable law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company's Articles of Association, applicable law, or this Agreement, it is the intent of the parties that Indemnitee enjoy by this Agreement the greater benefits so afforded by such change.

         9. Liability Insurance. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer.
                                       7

         10. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors, or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, or such longer period as may be required by state law under the circumstances. Any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action the shorter period shall govern.

         11. Amendment of this Agreement. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall operate as a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver. Except as specifically provided herein, no failure to exercise or any delay in exercising any right or remedy hereunder shall constitute a waiver thereof.

         12. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

         13. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise received payment (under any insurance policy, or otherwise) of the amounts otherwise indemnifiable hereunder.

         14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation, or otherwise to all or substantially all of the business and/or assets of the Company), assigns, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation, or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity pertaining to an Indemnifiable Event even though he may have ceased to serve in such capacity at the time of any Proceeding.

         15. Severability. If any provision (or portion thereof) of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, or otherwise unenforceable, the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void, or otherwise unenforceable, that is not itself invalid, void, or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, void, or unenforceable.

         16. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of The Netherlands.

         17. Notices. All notices, demands, and other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered by hand, against receipt, or mailed, postage prepaid, certified or registered mail, return receipt requested, and addressed to:

                                Managing Director
                                Madge Networks N.V.
                                Transpolis Schiphol Airport
                                Polaris Avenue 1
                                2132 JH
                                Hoofddorp
                                The Netherlands

with copies to:                 Director of Legal Affairs
                                Madge Networks, Inc.
                                2310 North First Street
                                San Jose, CA 95131-1011

and to:                         Jan Koning, Esq.
                                Loeff Claeys Verbeke
                                Apollolaan 15
                                1077 AB Amsterdam
                                The Netherlands

and to Indemnitee at:           Robert H. Madge
                                XXX

Notice of change of address shall be effective only when done in accordance with this Section. All notices complying with this Section shall be deemed to have been received on the date of delivery or on the third business day after mailing.

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day specified above.


                                        COMPANY: Madge Networks N.V., a
                                                 corporation organized under the
                                                 laws of The Netherlands


                                        By:    /s/ Robert Madge
                                               ---------------------------------
                                        Name:           Robert H. Madge
                                        Title:           Chairman & CEO



                                        INDEMNITEE:  /s/ Robert Madge
                                                     ---------------------------
                                                          Robert H. Madge

                            INDEMNIFICATION AGREEMENT


         THIS AGREEMENT is entered into, effective as of 9 August 2000 between Madge Networks N.V., a corporation organized under the laws of The Netherlands (the "Company"), and Christopher Semprini ("Indemnitee").

         WHEREAS, it is essential to the Company, its subsidiaries and its affiliates to retain and attract as directors and officers the most capable persons available;

         WHEREAS, Indemnitee has agreed to serve as a director or as an officer of the Company, its subsidiaries, or its affiliates;

         WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims currently being asserted against directors and officers of corporations; and

         WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued and effective service to the Company its subsidiaries and its affiliates, and in order to induce Indemnitee to provide services to the Company or one of its subsidiaries or affiliates as a director or an officer, the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the coverage of Indemnitee under the Company's directors' and officers' liability insurance policies.

         NOW, THEREFORE, in consideration of the above premises and of Indemnitee's continuing to serve the Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties agree as follows:

         1.       Certain Definitions:

                  a. Board: the Board of the Company.

                  b. Change in Control: shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities, or
(ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company's assets.

                  c. Expenses: any expense, liability, or loss, including attorneys' fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed as a result of the actual or deemed receipt of any payments under this Agreement, paid or incurred in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding relating to any Indemnifiable Event.

                  d. Indemnifiable Event: any event or occurrence that takes place either prior to or after the execution of this Agreement, related to the fact that Indemnitee is or was a director or an officer of the Company or a subsidiary or affiliate of the Company, or while a director or officer is or was serving at the request of the Company as a director, officer, employee, trustee, agent, or fiduciary of another foreign or domestic corporation, partnership, joint venture, employee benefit plan, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation, or related to anything done or not done by Indemnitee in any such capacity, whether or not the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent of the Company, as described above.

                  e. Independent Counsel: the person or body appointed in connection with Section 3.

                  f. Potential Change in Control: shall be deemed to have occurred if (i) the Company enters into an agreement or arrangement, the consummation of which would result in the occurrence of a Change in Control;
(ii) any person (including the Company) publicly announces an intention to take or to consider taking actions that, if consummated, would constitute a Change in Control; (iii) any person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), who is or becomes the Beneficial
                                       12

Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding Voting Securities, increases his beneficial ownership of such securities by 5% or more over the percentage so owned by such person on the date hereof, or (iv) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

                  g. Proceeding: any threatened, pending, or completed action, suit, or proceeding, or any inquiry, hearing, or investigation, whether conducted by the Company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit, or proceeding, whether civil, criminal, administrative, investigative, or other.

                  h. Reviewing Party: the person or body appointed in accordance with Section 3.


                  i. Voting Securities: any securities of the Company that vote generally in the election of directors.

         2.       Agreement to Indemnify.


                  a. General Agreement. In the event Indemnitee was, is, or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Proceeding by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee from and against any and all Expenses to the fullest extent permitted by law, as the same exists or may hereafter be amended or interpreted (but in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the Company to provide broader indemnification rights than were permitted prior thereto). The parties hereto intend that this Agreement shall provide for indemnification in excess of that expressly permitted by statute, including, without limitation, any indemnification provided by the Company's Articles of Association, vote of its shareholders or disinterested directors, or applicable law.

                  b. Initiation of Proceeding. Notwithstanding anything in this Agreement to the contrary, Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Proceeding initiated by Indemnitee against the Company or any director or officer of the Company or a subsidiary or affiliate of the Company unless (i) the Company has joined in or the Board has consented to the initiation of such Proceeding; (ii) the Proceeding is one to enforce indemnification rights under Section 5; or (iii) the Proceeding is instituted after a Change in Control and Independent Counsel has approved its initiation.

                  c. Expense Advances. If so requested by Indemnitee, the Company shall advance (within ten business days of such request) any and all Expenses to Indemnitee (an "Expense Advance"); provided that, if and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid. If Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, as provided in Section 4, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or have lapsed). Indemnitee's obligation to reimburse the Company for Expense Advances shall be unsecured and no interest shall be charged thereon.

                  d. Mandatory Indemnification. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits in defense of any Proceeding relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

                  e. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

                  f. Prohibited Indemnification. No indemnification pursuant to this Agreement shall be paid by the Company in the event Indemnitee is found in the applicable Proceeding to have committed gross negligence or an intentionally wrongful act.

         3. Reviewing Party. Prior to any Change in Control, the Reviewing Party shall be any appropriate person or body consisting of a member or members of the Board or any other person or body appointed by the Board who is not a party to the particular Proceeding with respect to which Indemnitee is seeking indemnification; after a Change in Control, the Reviewing Party shall be the Independent Counsel referred to below. With respect to all matters arising after a Change in Control (other than a Change in Control approved by a majority of the directors on the Board who were directors immediately prior to such Change in Control) concerning the rights of Indemnitee to indemnity payments and Expense Advances under this Agreement or any other agreement or under applicable law or the Company's Articles of Association now or hereafter in effect relating to indemnification for Indemnifiable Events, the Company shall seek legal advice only from Independent Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company or the Indemnitee (other than in connection with indemnification matters) within the last five years. The Independent Counsel shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement. Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent the Indemnitee should be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the Independent Counsel and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities, loss, and damages arising out of or relating to this Agreement or the engagement of Independent Counsel pursuant hereto.

         4.       Indemnification Process and Appeal.

                  a. Indemnification Payment. Indemnitee shall be entitled to indemnification of Expenses, and shall receive payment thereof, from the Company in accordance with this Agreement as soon as practicable after Indemnitee has made written demand on the Company for indemnification, unless the Reviewing Party has given a written opinion to the Company that Indemnitee is not entitled to indemnification under applicable law.

                  b. Suit to Enforce Rights. Regardless of any action by the Reviewing Party, if Indemnitee has not received full indemnification within thirty days after making a demand in accordance with Section 4(a), Indemnitee shall have the right to enforce its indemnification rights under this Agreement by commencing litigation in any court in The Netherlands having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any determination by the Reviewing Party or any aspect thereof. The Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party not challenged by the Indemnitee shall be binding on the Company and Indemnitee. The remedy provided for in this Section 4 shall be in addition to any other remedies available to Indemnitee in law or equity.

                  c. Defense to Indemnification, Burden of Proof, and Presumptions. It shall be a defense to any action brought by Indemnitee against the Company to enforce this Agreement (other than an action brought to enforce a claim for Expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the Company) that it is not permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed. In connection with any such action or any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proving such a defense or determination shall be on the Company. Neither the failure of the Reviewing Party or the Company (including its Board, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action by Indemnitee that indemnification of the claimant is proper under the circumstances because he has met the standard of conduct set forth in applicable law, nor an actual determination by the Reviewing Party or Company (including its Board, independent legal counsel, or its shareholders) that the Indemnitee had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. For purposes of this Agreement, the termination of any claim, action, suit, or proceeding, by judgment, order, settlement (whether with or without court approval), conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

         5. Indemnification for Expenses Incurred in Enforcing Rights. The Company shall indemnify Indemnitee against any and all Expenses and, if requested by Indemnitee, shall (within ten business days of such request), advance such Expenses to Indemnitee, that are incurred by Indemnitee in connection with any claim asserted against or action brought by Indemnitee for

                  (i) indemnification of Expenses or Expense Advances by the Company under this Agreement or any other agreement or under applicable law or the Company's Articles of Association now or hereafter in effect relating to indemnification for Indemnifiable Events, and/or

                  (ii) recovery under directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, Expense Advances, or insurance recovery, as the case may be.

         6.       Notification and Defense of Proceeding.

                  a. Notice. Promptly after receipt by Indemnitee of notice of the commencement of any Proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but the omission so to notify the Company will not relieve it from any liability that it may have to Indemnitee, except as provided in Section 6(c).

                  b. Defense. With respect to any Proceeding as to which Indemnitee notifies the Company of the commencement thereof, the Company will be entitled to participate in the Proceeding at its own expense and except as otherwise provided below, to the extent the Company so wishes, it may assume the defense thereof with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense of any Proceeding, the Company will not be liable to Indemnitee under this Agreement or otherwise for any Expenses subsequently incurred by Indemnitee in connection with the defense of such Proceeding other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ his own counsel in such Proceeding, but all Expenses related thereto incurred after notice from the Company of its assumption of the defense shall be at Indemnitee's expense unless: (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee has reasonably determined that there may be a conflict of interest between Indemnitee and the Company in the defense of the Proceeding, (iii) after a Change in Control, the employment of counsel by Indemnitee has been approved by the Independent Counsel, or (iv) the Company shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which case all Expenses of the Proceeding shall be borne by the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the determination provided for in (ii) above.

                  c. Settlement of Claims. The Company shall not be liable to indemnify Indemnitee under this Agreement or otherwise for any amounts paid in settlement of any Proceeding effected without the Company's written consent, provided, however, that if a Change in Control has occurred, the Company shall be liable for indemnification of Indemnitee for amounts paid in settlement if the Independent Counsel has approved the settlement. The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor the Indemnitee will unreasonably withhold their consent to any proposed settlement. The Company shall not be liable to indemnify the Indemnitee under this Agreement with regard to any judicial award if the Company was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action; the Company's liability hereunder shall not be excused if participation in the Proceeding by the Company was barred by this Agreement.

         7. Establishment of Trust. In the event of a Change in Control or a Potential Change in Control, the Company shall, upon written request by Indemnitee, create a Trust under the law of an appropriate jurisdiction which recognizes trusts as legal entities for the benefit of the Indemnitee and from time to time upon written request of Indemnitee shall fund the Trust in an amount sufficient to satisfy any and all Expenses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for, participating in, and/or defending any Proceeding relating to an Indemnifiable Event. The amount or amounts to be deposited in the Trust pursuant to the foregoing funding obligation shall be determined by the Reviewing Party. The terms of the Trust shall provide that upon a Change in Control, (i) the Trust shall not be revoked or the principal thereof invaded, without the written consent of the Indemnitee, (ii) the Trustee shall advance, within ten business days of a request by the Indemnitee, any and all Expenses to the Indemnitee (and the Indemnitee hereby agrees to reimburse the Trust under the same circumstances for which the Indemnitee would be required to reimburse the Company under
Section 2(c) of this Agreement), (iii) the Trust shall continue to be funded by the Company in accordance with the funding obligation set forth above, (iv) the Trustee shall promptly pay to the Indemnitee all amounts for which the Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise, and (v) all unexpended funds in the Trust shall revert to the Company upon a final determination by the Reviewing Party or a court of competent jurisdiction, as the case may be, that the Indemnitee has been fully indemnified under the terms of this Agreement. The Trustee shall be chosen by the Indemnitee. Nothing in this Section 7 shall relieve the Company of any of its obligations under this Agreement. All income earned on the assets held in the Trust shall be reported as income by the Company for federal, state, local, and foreign tax purposes. The Company shall pay all costs of establishing and maintaining the Trust and shall indemnify the Trustee against any and all expenses (including attorneys' fees), claims, liabilities, loss, and damages arising out of or relating to this Agreement or the establishment and maintenance of the Trust.

         8. Non-Exclusivity. The rights of Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Company's Articles of Association, applicable law, or otherwise. To the extent that a change in applicable law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company's Articles of Association, applicable law, or this Agreement, it is the intent of the parties that Indemnitee enjoy by this Agreement the greater benefits so afforded by such change.

         9. Liability Insurance. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, once Indemnitee becomes a director, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer.

         10. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors, or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, or such longer period as may be required by state law under the circumstances. Any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action the shorter period shall govern.

         11. Amendment of this Agreement. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall operate as a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver. Except as specifically provided herein, no failure to exercise or any delay in exercising any right or remedy hereunder shall constitute a waiver thereof.

         12. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

         13. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise received payment (under any insurance policy, or otherwise) of the amounts otherwise indemnifiable hereunder.

         14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation, or otherwise to all or substantially all of the business and/or assets of the Company), assigns, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation, or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity pertaining to an Indemnifiable Event even though he may have ceased to serve in such capacity at the time of any Proceeding.

         15. Severability. If any provision (or portion thereof) of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, or otherwise unenforceable, the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void, or otherwise unenforceable, that is not itself invalid, void, or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, void, or unenforceable.

         16. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of The Netherlands.

         17. Notices. All notices, demands, and other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered by hand, against receipt, or mailed, postage prepaid, certified or registered mail, return receipt requested, and addressed to:

                                Managing Director
                                Madge Networks N.V.
                                Transpolis Schiphol Airport
                                Polaris Avenue 1
                                2132 JH
                                Hoofddorp
                                The Netherlands

with copies to:                 Legal Counsel
                                Madge Europe
                                Framewood Road
                                Wexham Slough
                                Berkshire SL3 6PJ

and to:                         Arnout Stroeve
                                Houthoff Buruma
                                Parnassusweg 126
                                1070 AM Amsterdam
                                The Netherlands

and to Indemnitee at:           Christopher Semprini
                                XXX

Notice of change of address shall be effective only when done in accordance with this Section. All notices complying with this Section shall be deemed to have been received on the date of delivery or on the third business day after mailing.

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day specified above.


                                        COMPANY: Madge Networks N.V., a
                                                 corporation organized under the
                                                 laws of The Netherlands


                                        Madge Networks N.V.



                                        By: /s/ Martin Malina
                                            ------------------------------------
                                        Name:          Martin Malina
                                        Title:       Managing Director



                                        INDEMNITEE: /s/ Christopher Semprini
                                                    ----------------------------
                                                        Christopher Semprini

                            INDEMNIFICATION AGREEMENT


         THIS AGREEMENT is entered into, effective as of 19 July 2001 between Madge Networks N.V., a corporation organized under the laws of The Netherlands (the "Company"), and Martin Malina ("Indemnitee").

         WHEREAS, it is essential to the Company, its subsidiaries and its affiliates to retain and attract as directors and officers the most capable persons available;

         WHEREAS, Indemnitee has agreed to serve as a director or as an officer of the Company, its subsidiaries, or its affiliates;

         WHEREAS, both the Company and Indemnitee recognize the increased risk of litigation and other claims currently being asserted against directors and officers of corporations; and

         WHEREAS, in recognition of Indemnitee's need for substantial protection against personal liability in order to enhance Indemnitee's continued and effective service to the Company its subsidiaries and its affiliates, and in order to induce Indemnitee to provide services to the Company or one of its subsidiaries or affiliates as a director or an officer, the Company wishes to provide in this Agreement for the indemnification of and the advancing of expenses to Indemnitee to the fullest extent (whether partial or complete) permitted by law and as set forth in this Agreement, and, to the extent insurance is maintained, for the coverage of Indemnitee under the Company's directors' and officers' liability insurance policies.

         NOW, THEREFORE, in consideration of the above premises and of Indemnitee's continuing to serve the Company directly or, at its request, with another enterprise, and intending to be legally bound hereby, the parties agree as follows:

         1.       Certain Definitions:

                  a. Board: the Board of the Company.

                  b. Change in Control: shall be deemed to have occurred if (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Securities Act of 1934, as amended), other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, is or becomes the "Beneficial Owner" (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 20% or more of the total voting power represented by the Company's then outstanding Voting Securities, or
(ii) during any period of two consecutive years, individuals who at the beginning of such period constitute the Board and any new director whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof, or (iii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation that would result in the Voting Securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into Voting Securities of the surviving entity) at least 80% of the total voting power represented by the Voting Securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company (in one transaction or a series of transactions) of all or substantially all of the Company's assets.

                  c. Expenses: any expense, liability, or loss, including attorneys' fees, judgments, fines, ERISA excise taxes and penalties, amounts paid or to be paid in settlement, any interest, assessments, or other charges imposed thereon, and any federal, state, local, or foreign taxes imposed as a result of the actual or deemed receipt of any payments under this Agreement, paid or incurred in connection with investigating, defending, being a witness in, or participating in (including on appeal), or preparing for any of the foregoing in, any Proceeding relating to any Indemnifiable Event.

                  d. Indemnifiable Event: any event or occurrence that takes place either prior to or after the execution of this Agreement, related to the fact that Indemnitee is or was a director or an officer of the Company or a subsidiary or affiliate of the Company, or while a director or officer is or was serving at the request of the Company as a director, officer, employee, trustee, agent, or fiduciary of another foreign or domestic corporation, partnership, joint venture, employee benefit plan, trust, or other enterprise, or was a director, officer, employee, or agent of a foreign or domestic corporation that was a predecessor corporation of the Company or of another enterprise at the request of such predecessor corporation, or related to anything done or not done by Indemnitee in any such capacity, whether or not the basis of the Proceeding is alleged action in an official capacity as a director, officer, employee, or agent or in any other capacity while serving as a director, officer, employee, or agent of the Company, as described above.

                  e. Independent Counsel: the person or body appointed in connection with Section 3.

                  f. Potential Change in Control: shall be deemed to have occurred if (i) the Company enters into an agreement or arrangement, the consummation of which would result in the occurrence of a Change in Control;
(ii) any person (including the Company) publicly announces an intention to take or to consider taking actions that, if consummated, would constitute a Change in Control; (iii) any person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), who is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 10% or more of the combined voting power of the Company's then outstanding Voting Securities, increases his beneficial ownership of such securities by 5% or more over the percentage so owned by such person on the date hereof, or (iv) the Board adopts a resolution to the effect that, for purposes of this Agreement, a Potential Change in Control has occurred.

                  g. Proceeding: any threatened, pending, or completed action, suit, or proceeding, or any inquiry, hearing, or investigation, whether conducted by the Company or any other party, that Indemnitee in good faith believes might lead to the institution of any such action, suit, or proceeding, whether civil, criminal, administrative, investigative, or other.

                  h. Reviewing Party: the person or body appointed in accordance with Section 3.

                  i. Voting Securities: any securities of the Company that vote generally in the election of directors.

         2.       Agreement to Indemnify.

                  a. General Agreement. In the event Indemnitee was, is, or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, a Proceeding by reason of (or arising in part out of) an Indemnifiable Event, the Company shall indemnify Indemnitee from and against any and all Expenses to the fullest extent permitted by law, as the same exists or may hereafter be amended or interpreted (but in the case of any such amendment or interpretation, only to the extent that such amendment or interpretation permits the Company to provide broader indemnification rights than were permitted prior thereto). The parties hereto intend that this Agreement shall provide for indemnification in excess of that expressly permitted by statute, including, without limitation, any indemnification provided by the Company's Articles of Association, vote of its shareholders or disinterested directors, or applicable law.

                  b. Initiation of Proceeding. Notwithstanding anything in this Agreement to the contrary, Indemnitee shall not be entitled to indemnification pursuant to this Agreement in connection with any Proceeding initiated by Indemnitee against the Company or any director or officer of the Company or a subsidiary or affiliate of the Company unless (i) the Company has joined in or the Board has consented to the initiation of such Proceeding; (ii) the Proceeding is one to enforce indemnification rights under Section 5; or (iii) the Proceeding is instituted after a Change in Control and Independent Counsel has approved its initiation.

                  c. Expense Advances. If so requested by Indemnitee, the Company shall advance (within ten business days of such request) any and all Expenses to Indemnitee (an "Expense Advance"); provided that, if and to the extent that the Reviewing Party determines that Indemnitee would not be permitted to be so indemnified under applicable law, the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all such amounts theretofore paid. If Indemnitee has commenced legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee should be indemnified under applicable law, as provided in Section 4, any determination made by the Reviewing Party that Indemnitee would not be permitted to be indemnified under applicable law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expense Advance until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or have lapsed). Indemnitee's obligation to reimburse the Company for Expense Advances shall be unsecured and no interest shall be charged thereon.

                  d. Mandatory Indemnification. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee has been successful on the merits in defense of any Proceeding relating in whole or in part to an Indemnifiable Event or in defense of any issue or matter therein, Indemnitee shall be indemnified against all Expenses incurred in connection therewith.

                  e. Partial Indemnification. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses, but not, however, for the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion thereof to which Indemnitee is entitled.

                  f. Prohibited Indemnification. No indemnification pursuant to this Agreement shall be paid by the Company in the event Indemnitee is found in the applicable Proceeding to have committed gross negligence or an intentionally wrongful act.

         3. Reviewing Party. Prior to any Change in Control, the Reviewing Party shall be any appropriate person or body consisting of a member or members of the Board or any other person or body appointed by the Board who is not a party to the particular Proceeding with respect to which Indemnitee is seeking indemnification; after a Change in Control, the Reviewing Party shall be the Independent Counsel referred to below. With respect to all matters arising after a Change in Control (other than a Change in Control approved by a majority of the directors on the Board who were directors immediately prior to such Change in Control) concerning the rights of Indemnitee to indemnity payments and Expense Advances under this Agreement or any other agreement or under applicable law or the Company's Articles of Association now or hereafter in effect relating to indemnification for Indemnifiable Events, the Company shall seek legal advice only from Independent Counsel selected by Indemnitee and approved by the Company (which approval shall not be unreasonably withheld), and who has not otherwise performed services for the Company or the Indemnitee (other than in connection with indemnification matters) within the last five years. The Independent Counsel shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement. Such counsel, among other things, shall render its written opinion to the Company and Indemnitee as to whether and to what extent the Indemnitee should be permitted to be indemnified under applicable law. The Company agrees to pay the reasonable fees of the Independent Counsel and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities, loss, and damages arising out of or relating to this Agreement or the engagement of Independent Counsel pursuant hereto.

         4.       Indemnification Process and Appeal.

                  a. Indemnification Payment. Indemnitee shall be entitled to indemnification of Expenses, and shall receive payment thereof, from the Company in accordance with this Agreement as soon as practicable after Indemnitee has made written demand on the Company for indemnification, unless the Reviewing Party has given a written opinion to the Company that Indemnitee is not entitled to indemnification under applicable law.

                  b. Suit to Enforce Rights. Regardless of any action by the Reviewing Party, if Indemnitee has not received full indemnification within thirty days after making a demand in accordance with Section 4(a), Indemnitee shall have the right to enforce its indemnification rights under this Agreement by commencing litigation in any court in The Netherlands having subject matter jurisdiction thereof and in which venue is proper seeking an initial determination by the court or challenging any determination by the Reviewing Party or any aspect thereof. The Company hereby consents to service of process and to appear in any such proceeding. Any determination by the Reviewing Party not challenged by the Indemnitee shall be binding on the Company and Indemnitee. The remedy provided for in this Section 4 shall be in addition to any other remedies available to Indemnitee in law or equity.

                  c. Defense to Indemnification, Burden of Proof, and Presumptions. It shall be a defense to any action brought by Indemnitee against the Company to enforce this Agreement (other than an action brought to enforce a claim for Expenses incurred in defending a Proceeding in advance of its final disposition where the required undertaking has been tendered to the Company) that it is not permissible under applicable law for the Company to indemnify Indemnitee for the amount claimed. In connection with any such action or any determination by the Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proving such a defense or determination shall be on the Company. Neither the failure of the Reviewing Party or the Company (including its Board, independent legal counsel, or its shareholders) to have made a determination prior to the commencement of such action by Indemnitee that indemnification of the claimant is proper under the circumstances because he has met the standard of conduct set forth in applicable law, nor an actual determination by the Reviewing Party or Company (including its Board, independent legal counsel, or its shareholders) that the Indemnitee had not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. For purposes of this Agreement, the termination of any claim, action, suit, or proceeding, by judgment, order, settlement (whether with or without court approval), conviction, or upon a plea of nolo contendere, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by applicable law.

         5. Indemnification for Expenses Incurred in Enforcing Rights. The Company shall indemnify Indemnitee against any and all Expenses and, if requested by Indemnitee, shall (within ten business days of such request), advance such Expenses to Indemnitee, that are incurred by Indemnitee in connection with any claim asserted against or action brought by Indemnitee for

                  (i) indemnification of Expenses or Expense Advances by the Company under this Agreement or any other agreement or under applicable law or the Company's Articles of Association now or hereafter in effect relating to indemnification for Indemnifiable Events, and/or

                  (ii) recovery under directors' and officers' liability insurance policies maintained by the Company, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification, Expense Advances, or insurance recovery, as the case may be.

         6.       Notification and Defense of Proceeding.

                  a. Notice. Promptly after receipt by Indemnitee of notice of the commencement of any Proceeding, Indemnitee will, if a claim in respect thereof is to be made against the Company under this Agreement, notify the Company of the commencement thereof; but the omission so to notify the Company will not relieve it from any liability that it may have to Indemnitee, except as provided in Section 6(c).

                  b. Defense. With respect to any Proceeding as to which Indemnitee notifies the Company of the commencement thereof, the Company will be entitled to participate in the Proceeding at its own expense and except as otherwise provided below, to the extent the Company so wishes, it may assume the defense thereof with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee of its election to assume the defense of any Proceeding, the Company will not be liable to Indemnitee under this Agreement or otherwise for any Expenses subsequently incurred by Indemnitee in connection with the defense of such Proceeding other than reasonable costs of investigation or as otherwise provided below. Indemnitee shall have the right to employ his own counsel in such Proceeding, but all Expenses related thereto incurred after notice from the Company of its assumption of the defense shall be at Indemnitee's expense unless: (i) the employment of counsel by Indemnitee has been authorized by the Company, (ii) Indemnitee has reasonably determined that there may be a conflict of interest between Indemnitee and the Company in the defense of the Proceeding, (iii) after a Change in Control, the employment of counsel by Indemnitee has been approved by the Independent Counsel, or (iv) the Company shall not in fact have employed counsel to assume the defense of such Proceeding, in each of which case all Expenses of the Proceeding shall be borne by the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or as to which Indemnitee shall have made the determination provided for in (ii) above.

                  c. Settlement of Claims. The Company shall not be liable to indemnify Indemnitee under this Agreement or otherwise for any amounts paid in settlement of any

Proceeding effected without the Company's written consent, provided, however, that if a Change in Control has occurred, the Company shall be liable for indemnification of Indemnitee for amounts paid in settlement if the Independent Counsel has approved the settlement. The Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on Indemnitee without Indemnitee's written consent. Neither the Company nor the Indemnitee will unreasonably withhold their consent to any proposed settlement. The Company shall not be liable to indemnify the Indemnitee under this Agreement with regard to any judicial award if the Company was not given a reasonable and timely opportunity, at its expense, to participate in the defense of such action; the Company's liability hereunder shall not be excused if participation in the Proceeding by the Company was barred by this Agreement.

         7. Establishment of Trust. In the event of a Change in Control or a Potential Change in Control, the Company shall, upon written request by Indemnitee, create a Trust under the law of an appropriate jurisdiction which recognizes trusts as legal entities for the benefit of the Indemnitee and from time to time upon written request of Indemnitee shall fund the Trust in an amount sufficient to satisfy any and all Expenses reasonably anticipated at the time of each such request to be incurred in connection with investigating, preparing for, participating in, and/or defending any Proceeding relating to an Indemnifiable Event. The amount or amounts to be deposited in the Trust pursuant to the foregoing funding obligation shall be determined by the Reviewing Party. The terms of the Trust shall provide that upon a Change in Control, (i) the Trust shall not be revoked or the principal thereof invaded, without the written consent of the Indemnitee, (ii) the Trustee shall advance, within ten business days of a request by the Indemnitee, any and all Expenses to the Indemnitee (and the Indemnitee hereby agrees to reimburse the Trust under the same circumstances for which the Indemnitee would be required to reimburse the Company under
Section 2(c) of this Agreement), (iii) the Trust shall continue to be funded by the Company in accordance with the funding obligation set forth above, (iv) the Trustee shall promptly pay to the Indemnitee all amounts for which the Indemnitee shall be entitled to indemnification pursuant to this Agreement or otherwise, and (v) all unexpended funds in the Trust shall revert to the Company upon a final determination by the Reviewing Party or a court of competent jurisdiction, as the case may be, that the Indemnitee has been fully indemnified under the terms of this Agreement. The Trustee shall be chosen by the Indemnitee. Nothing in this Section 7 shall relieve the Company of any of its obligations under this Agreement. All income earned on the assets held in the Trust shall be reported as income by the Company for federal, state, local, and foreign tax purposes. The Company shall pay all costs of establishing and maintaining the Trust and shall indemnify the Trustee against any and all expenses (including attorneys' fees), claims, liabilities, loss, and damages arising out of or relating to this Agreement or the establishment and maintenance of the Trust.

         8. Non-Exclusivity. The rights of Indemnitee hereunder shall be in addition to any other rights Indemnitee may have under the Company's Articles of Association, applicable law, or otherwise. To the extent that a change in applicable law (whether by statute or judicial decision) permits greater indemnification by agreement than would be afforded currently under the Company's Articles of Association, applicable law, or this Agreement, it is the intent of the parties that Indemnitee enjoy by this Agreement the greater benefits so afforded by such change.

         9. Liability Insurance. To the extent the Company maintains an insurance policy or policies providing directors' and officers' liability insurance, once Indemnitee becomes a director, Indemnitee shall be covered by such policy or policies, in accordance with its or their terms, to the maximum extent of the coverage available for any Company director or officer.


         10. Period of Limitations. No legal action shall be brought and no cause of action shall be asserted by or on behalf of the Company or any affiliate of the Company against Indemnitee, Indemnitee's spouse, heirs, executors, or personal or legal representatives after the expiration of two years from the date of accrual of such cause of action, or such longer period as may be required by state law under the circumstances. Any claim or cause of action of the Company or its affiliate shall be extinguished and deemed released unless asserted by the timely filing of a legal action within such period; provided, however, that if any shorter period of limitations is otherwise applicable to any such cause of action the shorter period shall govern.

         11. Amendment of this Agreement. No supplement, modification, or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall operate as a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver. Except as specifically provided herein, no failure to exercise or any delay in exercising any right or remedy hereunder shall constitute a waiver thereof.

         12. Subrogation. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights.

         13. No Duplication of Payments. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against Indemnitee to the extent Indemnitee has otherwise received payment (under any insurance policy, or otherwise) of the amounts otherwise indemnifiable hereunder.

         14. Binding Effect. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors (including any direct or indirect successor by purchase, merger, consolidation, or otherwise to all or substantially all of the business and/or assets of the Company), assigns, spouses, heirs, and personal and legal representatives. The Company shall require and cause any successor (whether direct or indirect by purchase, merger, consolidation, or otherwise) to all, substantially all, or a substantial part, of the business and/or assets of the Company, by written agreement in form and substance satisfactory to Indemnitee, expressly to assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform if no such succession had taken place. The indemnification provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity pertaining to an Indemnifiable Event even though he may have ceased to serve in such capacity at the time of any Proceeding.

         15. Severability. If any provision (or portion thereof) of this Agreement shall be held by a court of competent jurisdiction to be invalid, void, or otherwise unenforceable, the remaining provisions shall remain enforceable to the fullest extent permitted by law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including, without limitation, each portion of this Agreement containing any provision held to be invalid, void, or otherwise unenforceable, that is not itself invalid, void, or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, void, or unenforceable.

         16. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of The Netherlands.

         17. Notices. All notices, demands, and other communications required or permitted hereunder shall be made in writing and shall be deemed to have been duly given if delivered by hand, against receipt, or mailed, postage prepaid, certified or registered mail, return receipt requested, and addressed to:

                                Managing Director
                                Madge Networks N.V.
                                Transpolis Schiphol Airport
                                Polaris Avenue 1
                                2132 JH
                                Hoofddorp
                                The Netherlands

with copies to:                 Legal Counsel
                                Madge Europe
                                Framewood Road
                                Wexham Slough
                                Birkshire SL3 6PJ

and to:                         Arnout Stroeve
                                Houthoff Buruma
                                Parnassusweg 126
                                1070 AM Amsterdam
                                The Netherlands

and to Indemnitee at:           Martin Malina
                                XXX

Notice of change of address shall be effective only when done in accordance with this Section. All notices complying with this Section shall be deemed to have been received on the date of delivery or on the third business day after mailing.

                  IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Agreement as of the day specified above.


                                        COMPANY: Madge Networks N.V., a
                                                 corporation organized under the
                                                 laws of The Netherlands


                                        Madge Networks N.V.



                                        By: /s/ Robert Madge
                                            ------------------------------------
                                        Name:         Robert Madge
                                        Title:          Chairman



                                        INDEMNITEE: /s/ Martin Malina
                                                    ----------------------------
                                                            Martin Malina